Exhibit 99.30
                                -------------
                Computational Materials and/or ABS Term Sheets


      Debt to Income of IO
        Mortgage Loans
     Collateral as of date:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       AVG
                                                                                --------------------------------------------------
                            Number of         Aggregate Principal Balance           % of Aggregate IO Principal
  Debt to Income Buckets      Loans                as of Cut-off Date                Balance as of Cut-off Date   CURRENT BALANCE
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Total:
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------
                               WA          WA        WA
                          ------------------------------------
  Debt to Income Buckets
                           GROSS CPN    COMBLTV     FICO
--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------
Total:
--------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------
                                                                                    % of Aggregate IO Principal
                                                                                     Balance as of Cut-off Date
           Type of IO                Number of    Aggregate Principal Balance as  ---------------------------------
                                       Loans              of Cut-off Date
-------------------------------------------------------------------------------------------------------------------
24                                            285                  $77,551,475.76                            39.32
-------------------------------------------------------------------------------------------------------------------
36                                            437                 $107,927,681.19                            54.73
-------------------------------------------------------------------------------------------------------------------
60                                             45                  $11,730,875.99                             5.95
-------------------------------------------------------------------------------------------------------------------
Total:                                        767                 $197,210,032.94                              100
-------------------------------------------------------------------------------------------------------------------





       Fico Scores of IO
         Mortgage Loans
     Collateral as of date:
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       AVG
                                                                                --------------------------------------------------
                            Number of         Aggregate Principal Balance           % of Aggregate IO Principal
  FICO Score Buckets          Loans                as of Cut-off Date                Balance as of Cut-off Date   CURRENT BALANCE
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
<= 540                            5                       $1,361,000.00                      0.69                      $272,200.00
----------------------------------------------------------------------------------------------------------------------------------
541 - 560                         6                       $1,304,350.00                      0.66                      $217,391.67
----------------------------------------------------------------------------------------------------------------------------------
561 - 580                        72                      $18,648,351.85                      9.46                      $259,004.89
----------------------------------------------------------------------------------------------------------------------------------
581 - 600                       177                      $42,676,383.47                     21.64                      $241,109.51
----------------------------------------------------------------------------------------------------------------------------------
601 - 620                       235                      $58,449,144.73                     29.64                      $248,719.76
----------------------------------------------------------------------------------------------------------------------------------
621 - 640                       244                      $66,916,052.89                     33.93                      $274,246.12
----------------------------------------------------------------------------------------------------------------------------------
641 - 660                        17                       $4,477,950.00                      2.27                      $263,408.82
----------------------------------------------------------------------------------------------------------------------------------
661 - 680                        11                       $3,376,800.00                      1.71                      $306,981.82
----------------------------------------------------------------------------------------------------------------------------------
681 - 700
----------------------------------------------------------------------------------------------------------------------------------
741 - 760
----------------------------------------------------------------------------------------------------------------------------------
> 760
----------------------------------------------------------------------------------------------------------------------------------
Total:                          767                     $197,210,032.94                       100                      $257,118.69
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------
                               WA          WA        WA
                          ----------------------------------
  Debt to Income Buckets
                           GROSS CPN    COMBLTV     FICO
------------------------------------------------------------

------------------------------------------------------------
<= 540                          6.05      68.18      530
------------------------------------------------------------
541 - 560                      7.346      71.63      558
------------------------------------------------------------
561 - 580                       6.93       78.7      572
------------------------------------------------------------
581 - 600                      6.835      86.14      591
------------------------------------------------------------
601 - 620                      6.738      88.01      611
------------------------------------------------------------
621 - 640                       6.67      90.41      630
------------------------------------------------------------
641 - 660                       6.65      84.57      648
------------------------------------------------------------
661 - 680                      6.532      87.41      671
------------------------------------------------------------
681 - 700
------------------------------------------------------------
741 - 760
------------------------------------------------------------
> 760
------------------------------------------------------------
Total:                         6.748      87.21      610
------------------------------------------------------------
